UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2007

MedAire, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	C025328-02	86-0528631
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 E. Rio Salado Parkway, Suite 610, Tempe, Arizona		85281
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3764

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Effective January 1, 2007, Epstein, Weber & Conover, P.L.C. ("EWC") combined its practice with Moss Adams LLP ("Moss Adams") and therefore resigned as the MedAire, Inc. (the "Company") independent registered public accounting firm. According to information provided to the Company, all of the partners of EWC have become partners of Moss Adams.

EWC was appointed the Company's independent registered public accounting firm effective June 30, 2006. In connection with their reviews of the interim periods from June 30, 2006 through January 1, 2007, there were no disagreements with EWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of EWC, would have caused EWC to make reference to the matter in its report. In connection with their reviews of the interim periods from June 30, 2006 through January 1, 2007, there were no "reportable events" as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 ("Item 304").

EWC was provided a copy of the foregoing disclosures and was requested to furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Effective January 1, 2007, the Company engaged Moss Adams to act as the Company’s principal independent accountant. The Audit Committee of the Board of Trustees of the Trust approved the decision to engage Moss Adams.

During the two year period from January 1, 2005 through January 1, 2007, the Company did not consult Moss Adams regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was the subject of a disagreement with its former accountants or a reportable event as those terms are defined in Item 304.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 - Letter from Epstein, Weber & Conover, P.L.C. to the United States Securities and Exchange Commission regarding a change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAire, Inc.

January 29, 2007	By:	Roger D. Sandeen

Name: Roger D. Sandeen
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter dated January 29, 2007 from Epstein, Weber and Conover, PLC